UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2022

Amprius Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41314	98-1591811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1180 Page Ave Fremont, California	94538
(Address of principal executive offices)	(Zip code)

(800) 425-8803

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Amprius Technologies, Inc., a Delaware corporation (the “Company”), filed on September 16, 2022 (the “Original Report”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to amend and replace the historical audited financial statements of Legacy Amprius (as defined in the Original Report) as of and for the years ended December 31, 2021 and December 31, 2020 and the related notes provided under Item 9.01(a) of the Original Report, which have been retroactively restated to reflect the effect of the exchange ratio established in the Business Combination.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy Amprius, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited financial statements of Legacy Amprius as of and for the years ended December 31, 2021 and December 31, 2020 and the related notes are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Legacy Amprius as of and for the years ended December 31, 2021 and December 31, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 16, 2022

AMPRIUS TECHNOLOGIES, INC.

By:	/s/ Sandra Wallach
Name:	Sandra Wallach
Title:	Chief Financial Officer